Exhibit 99.1

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF
RILEY EXPLORATION PERMIAN, INC.

Adopted as of February 26, 2021

I.	PURPOSE

The Board of Directors (the “Board”) of Riley Exploration Permian, Inc. (the “Company”) has established the Audit Committee (the “Committee”) to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. In that regard, the Committee assists the Board in monitoring (i) the Company’s accounting, auditing, and financial reporting processes generally, including the qualifications, independence and performance of the independent auditor, (ii) the integrity of the Company’s financial statements, (iii) the Company’s systems of internal control regarding finance and accounting, including the performance of the internal audit function and (iv) the Company’s compliance with legal and regulatory requirements. In performing its duties, the Committee shall seek to maintain an open avenue of communication among the Board, the independent auditor, the internal auditors (if any) and the management of the Company.

The Committee shall prepare the audit committee report for inclusion in the Company’s Annual Report on Form 10-K and proxy statement for its annual meeting of stockholders as required by the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”).

While the Committee has the responsibilities and authority set forth in this Charter, management and the independent auditor are responsible for planning or conducting audits and determining that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the members of the Board or the Committee.

The independent auditor is ultimately accountable to the Committee, which has the sole authority to appoint, oversee and, where appropriate, replace the independent auditor. The Committee has direct responsibility for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) in connection with preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Committee.

II.	COMPOSITION

The Committee must consist of not less than three members of the Board, including a Chairperson, provided however, that the Committee may consist of two members of the Board so long as the Company is a smaller reporting company or as otherwise permitted by the rules of the NYSE American Company Guide (the “NYSE American”). The members of the Committee shall meet the independence requirements of the NYSE American and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the applicable phase-in provisions established by the NYSE American and the SEC. The members of the Committee and the Chairperson shall be appointed annually by the Board and serve at the pleasure of the Board. A Committee member, including the Chairperson, may be removed at any time, with or without cause, by the Board. If any director serving on the Committee is also serving on the audit committee of three or more other public companies, the Board shall make a determination, as promptly as practicable following the time when the Company first becomes aware of such circumstances and thereafter on a periodic basis but no less frequently than annually, that such simultaneous service does not impair the ability of such director to effectively serve on the Committee.

All members of the Committee shall be financially literate, as determined by the Board, or shall become financially literate within a reasonable period of time after appointment to the Committee, and at least one member of the Committee shall be an “audit committee financial expert” as defined by applicable SEC rules and financially sophisticated as defined by NYSE American standards. No Committee member may have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. The Chairperson shall maintain regular communication with the chief executive officer, chief financial officer, the lead partner of the independent auditor and the senior officer responsible for the internal audit function. Notwithstanding the foregoing membership requirements, no action of the Committee will be invalid by reason of any such requirement not being met at the time such action is taken.

III.	MEETINGS

The Committee shall meet as often as it determines necessary, but at least on a quarterly basis each year, to enable it to fulfill its responsibilities. The Committee shall meet at the call of its Chairperson. The Committee may meet by telephone conference call or by any other means permitted by law or the Company’s Bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Subject to the Company’s Bylaws, the Committee may act by unanimous written consent of all members in lieu of a meeting. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested. The Committee shall keep such other records of its meetings as it deems appropriate.

The Committee may ask other members of the Board, members of management, employees, outside counsel, the independent auditors, internal auditors or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request.

The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and regularly reporting the Committee’s actions to the Board.

As part of its responsibility to foster free and open communication, the Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions.

IV.	RESPONSIBILITIES

In carrying out its responsibilities, the Committee’s policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions  so that it can fulfill its oversight responsibilities. In addition to such other duties as the Board may from time to time assign to the Committee, the Committee shall:

Financial Statements

•
Review and discuss with management and the independent auditor the Company’s annual audited financial statements prior to the filing of the Company’s Annual Report on Form 10-K, including disclosures made in Management’s Discussion and Analysis of Financial Condition and Results of Operations, and recommend to the Board whether the audited financial statements should be included in the Annual Report on Form 10-K.

•
Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of the Company’s Quarterly Reports on Form 10-Q, including disclosures made in Management’s Discussion and Analysis of Financial Condition and Results of Operations and the results of the independent auditor’s review of the quarterly financial statements.

•
Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, and the judgments of each of management and the independent auditor as to the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

•
When the Company becomes subject to the SEC filing requirement with respect to management’s report on internal control over financial reporting and the independent auditor’s attestation of the Company’s internal control over financial reporting, review and discuss with management and the independent auditor such report and the independent auditor’s attestation of the Company’s internal control over financial reporting prior to the filing of the Company’s Annual Report on Form 10-K.

•	Review and discuss the reports required to be delivered by the independent auditor pursuant to Section 10A(k) of the Exchange Act regarding:

•	all critical accounting policies and practices to be used,

•
all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and

•	other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

•
Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made) and the Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

•	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off balance sheet structures, on the Company’s financial statements.

•
Discuss with the independent auditor the matters required to be discussed under auditing standards established from time to time by the Public Company Accounting Oversight Board and by Exchange Act rules relating to the  conduct of the audit, including  and difficulties encountered in the course of  the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

•
Review and discuss with management and the independent auditor any major issues as to the adequacy of the Company’s internal controls, any special audit steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

•
Review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10- Q about any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

•
Keep the independent auditor informed of the Committee’s understanding of the Company’s relationships and transactions with related parties that are significant to the Company; and review and discuss with the independent auditor the auditor’s evaluation of the Company’s identification of, accounting for, and disclosure of its relationships and transactions with related parties, including any significant matters arising from the audit regarding the Company’s relationships and transactions with related parties.

Oversight of the Company’s Relationship with the Independent Auditor

•
Select the Company’s independent auditor, considering qualifications, independence and performance, and approve the scope of the proposed audit for each fiscal year and the fees and other compensation to be paid to the independent auditor therefor.

•
Obtain and review at least annually a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Company and its respective affiliates. It is the responsibility of the Committee to actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and the independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor.

•	Review and evaluate the lead partner of the independent auditor’s audit team for the Company.

•	Obtain and review a report from the independent auditor at least annually regarding:

•	the independent auditor’s internal quality-control procedures,

•
any material issues raised by the most recent internal quality control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditor,

•	any steps taken to deal with any such issues, and

•	all relationships between the independent auditor and the Company.

•	Ensure the rotation of the lead audit partner having primary responsibility for the Company’s audit and the audit partner responsible for reviewing the audit as required by law.

•	Establish policies for the Company’s hiring of employees or former employees of the independent auditor.

•	Consider whether there should be regular rotation of the Company’s independent auditor.

•	Discuss with the independent auditor material issues on which the national office of the independent auditor was consulted by the Company’s audit team.

•
Preapprove all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by the independent auditor, subject to such exceptions for non- audit services as permitted by applicable laws and regulations. The Committee may when it deems appropriate form and delegate this authority to a subcommittee consisting of one or more Committee members, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next meeting.

Oversight of the Company’s Internal Audit Function

•
Review and approve the engagement, if any, of any internal audit service providers considering their qualifications and effectiveness, and approve the scope of their proposed services and the fees and other compensation to be paid to such providers therefor.

•
Review and discuss with management and the senior officer responsible for the internal audit function the annual audit plan, budget, activities, organizational structure and qualifications of the persons performing the internal audit function and review and concur in the appointment and replacement of the senior officer responsible for the internal audit function.

•
Review and discuss with management and the senior officer responsible for the internal audit function significant reports to management prepared by the internal audit function and management’s responses thereto.

•
Review with the senior officer responsible for the internal audit function any difficulties encountered by the internal audit function in the course of its audits, including any restrictions on the scope of its work or access to required information.

•	Discuss with the independent auditor the responsibilities, budget and staffing of the internal audit function.

Oversight of Compliance Matters

•
Review policies and procedures that the Company has implemented regarding compliance with applicable federal, state and local laws and regulations and with the Company’s Code of Business Conduct and Ethics.

•	Review and approve any related person transactions for which disclosure would be required under Item 404(a) of Regulation S-K, excluding related party transactions approved by Board.

•
Meet at least annually with the Company’s chief compliance officer regarding the implementation and effectiveness of the Company’s compliance programs and at such other times as such officer may request.

•	Review any requested waivers by executive officers or directors of the Company’s Code of Business Conduct and Ethics and recommend to the Board whether a particular waiver should be granted.

•
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•
Discuss with management and the independent auditor any published reports or correspondence with regulators or governmental agencies that raise material issues regarding the Company’s financial statements or accounting policies.

•
Discuss with the Company’s general counsel and/or outside counsel the status of legal matters that may have a material impact on the Company’s financial statements or the Company’s compliance policies.

•
Review and discuss with management the Company’s major risk exposures and the Company’s risk assessment and risk management programs and the steps management has taken to monitor and control such exposures. To the extent the Board has delegated to another Board committee responsibility for the review of risk assessment and risk management policies relating to a particular area or item, the Committee shall discuss and review such processes in a general manner.

•	Obtain from the independent auditor assurance that Section 10A(b) of the Securities Exchange Act of 1934 has not been implicated.

Other

•	Regularly report Committee activities to the Board and make such recommendations to the Board as the Committee deems appropriate.

•	Prepare for the Board an annual performance evaluation of the Committee.

•	Annually review and reassess the adequacy of this Charter, including recommending any appropriate changes to the Board.

•
Provide or approve a report for inclusion in the Company’s Annual Report on Form 10-K and proxy statement for its annual meeting of stockholders as required by the applicable rules and regulations of the SEC.

V.	MISCELLANEOUS

In discharging its responsibilities, the Committee shall have the authority to engage and determine funding for independent legal, accounting or other advisors (without seeking Board approval) as the Committee determines necessary or appropriate to carry out its duties. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities as described herein. The Company shall provide appropriate funding, as determined by the Committee, for the payment of (i) compensation to the independent auditor, and legal, accounting or other advisors engaged by the Committee and (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

While the Committee members have the duties and responsibilities set forth in this Charter, nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of the Committee members, except to the extent otherwise provided under applicable federal or state law. Further, nothing in this Charter is intended to preclude or impair the protection provided in Section 141(e) of the Delaware General Corporation Law for good faith reliance by Committee members on reports or other information provided by others.